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                                                                     Exhibit 4.1



       NUMBER                    PAR VALUE $.0001                    SHARES

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                           MARKLAND TECHNOLOGIES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA


COMMON STOCK                                         CUSIP 570658 10 4

                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT



IS THE OWNER OF


         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK of Markland Technologies, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated                                     COUNTERSIGNED:
                                          Florida Atlantic Stock Transfer, Inc.
                                          7130 Nob Hill Road
                                          Tamarac, FL 33321 Transfer Agent




                  [MARKLAND TECHNOLOGIES, INC. CORPORATE SEAL]





         SECRETARY                                            PRESIDENT



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

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



  TEN COM -- as tenants in common                       UNIF GIFT MIN ACT -- ...........Custodian................
  TEN ENT -- as tenants by the entireties                                    (Cust)                 (Minor)
  JT TEN  -- as joint tenants with right of                                  under Uniform Gifts to Minors
                survivorship and not as tenants                              Act ................................
                in common                                                            (State)


     Additional abbreviations may also be used though not in the above list.

For value received, ______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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_Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________________




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       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
               WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.


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